Harbor International Fund Supplement to Summary Prospectus dated March 1, 2013	Institutional Class HAINX Administrative Class HRINX Investor Class HIINX

The following information regarding Northern Cross, LLC, the subadviser for Harbor International Fund, will be changing effective June 30, 2014:

Edward E. Wendell, Jr., one of the four co-portfolio managers for Harbor International Fund, will step down from his investment responsibilities with the Fund on June 30, 2014 before retiring from Northern Cross, LLC at the end of 2014. Howard Appleby, CFA, Jean-Francois Ducrest and James LaTorre, CFA, will continue to serve as co-portfolio managers for the Fund following Mr. Wendell’s retirement using the same team-based approach with each portfolio manager having equal responsibility to contributing investment ideas and research regarding the Fund’s portfolio.

January 16, 2014

Investors Should Retain This Supplement For Future Reference

S0116.SP.I

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